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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      October 22, 2001
                                                           -----------------

                         L-3 Communications Holdings, Inc.
                         L-3 Communications Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          001-14141                                13-3937434
          333-46983                                13-3937436
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    (Commission File Number)            (IRS Employer Identification No.)

600 Third Avenue, New York, New York                                 10016
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 697-1111
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              (Registrant's Telephone Number, Including Area Code)
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Item 5. Other Events

      On October 18, 2001, L-3 Communications Holdings, Inc. announced that it planned to offer $350,000,000 million in Senior Subordinated Convertible Contingent Debt Securities (CODES) due 2009 in a private placement. The Company also granted the initial purchasers an option to increase the issue size by up to 20%. The CODES will be convertible into common stock of L-3 Communications Holdings, Inc.

      In addition, on October 18, 2001, the Company announced its third quarter 2001 results of operations.

      On October 22, 2001, L-3 Communications Holdings, Inc. announced that it has sold $350 million in 4.00% Senior Subordinated Convertible Contingent Debt Securities(SM) (CODES(SM)) due 2011 in a private placement. The CODES are convertible under certain conditions into the company's common stock at $107.625 per share, a premium equivalent to 25% over the closing price of $86.10 on Thursday, October 18, 2001. The company has also granted to the initial purchasers an option to purchase an additional $70 million of CODES for a thirteen-day period. The Company has offered these securities in a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933.

      L-3 Communications intends to use the net proceeds from the offering for general corporate purposes, including potential acquisitions.

      These CODES and the common stock of L-3 Communications Holdings, Inc. issuable upon conversion of these CODES have not been registered under the Securities Act of 1933, as amended or any state securities laws, and are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Unless so registered, the CODES and common stock issued upon conversion of the CODES may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

Exhibit Number                Title
--------------                -----

      99.1 Press Release of L-3 Communications dated October 18, 2001 (press release announcing offering)

      99.2 Press Release of L-3 Communications dated October 18, 2001 (press release announcing third quarter 2001 results)

      99.3 Press Release of L-3 Communications dated October 22, 2001 (press release announcing offering and its terms)

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         L-3 COMMUNICATIONS HOLDINGS, INC.

                                         By: /s/ Christopher C. Cambria
                                            ------------------------------------
                                         Senior Vice President - Secretary &
                                         General Counsel


                                         L-3 COMMUNICATIONS CORPORATION


Date October 22, 2001                    By: /s/ Christopher C. Cambria
     -----------------                       -----------------------------------
                                         Senior Vice President - Secretary &
                                         General Counsel




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                                 EXHIBIT INDEX



Exhibit Number                Title
--------------                -----

      99.1                    Press Release of L-3 Communications dated
                              October 18, 2001

      99.2                    Press Release of L-3 Communications dated
                              October 18, 2001

      99.3                    Press Release of L-3 Communications dated
                              October 22, 2001